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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 2, 2001


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                            VICORP Restaurants, Inc.
             (Exact name of registrant as specified in its charter)

Colorado                                               0-12343                               84-0511072
(State or other jurisdiction of                        (Commission                           (I.R.S. Employer
incorporation)                                         File Number)                          Identification No.)



                              400 West 48th Avenue
                             Denver, Colorado 80216
                    (Address of principal executive offices)

                                 (303) 296-2121
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         On May 2, 2001, the Registrant issued the press release filed herewith as Exhibit 99.


Item 7. Exhibits.

         99       Press Release issued May 2, 2001







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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VICORP Restaurants, Inc.


Date:  May 3, 2001                                By:  /s/ STANLEY ERECKSON, JR.
                                                  ------------------------------
                                                  Stanley Ereckson, Jr.
                                                  Secretary





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER       DESCRIPTION
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
99           Press Release issued May 2, 2001







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